Fees Summary	Dec. 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 80,961,170.99
Previously Paid Amount	6,487.00
Total Fee Amount	11,816.31
Total Offset Amount	0.00
Net Fee	$ 5,329.31